UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2019

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing Series A Trust Preferred Interest in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing Series B Trust Preferred Interest in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8     Other Events
Item 8.01    Other Events

Compass Diversified Holdings ("Holdings") and Compass Group Diversified Holdings LLC (the "Company") (collectively “CODI”) is filing this report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended December 31, 2018 (the "2018 Form 10-K"). This Form 8-K reflects the presentation of the Company's historical operations of Fresh Hemp Foods Ltd. ("Manitoba Harvest") and Clean Earth Holdings Inc. ("Clean Earth") operating segments as discontinued operations. Subsequent to December 31, 2018, CODI sold Manitoba Harvest and Clean Earth.

This Form 8-K retrospectively revises the consolidated financial statements as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016, and certain related disclosures, to reflect the historical operations of Manitoba Harvest and Clean Earth as discontinued operations. These updates are consistent with the presentation of continuing and discontinued operations included in the Company's Form 10-Q for the quarter ended September 30, 2019. The retrospectively revised Items contained in CODI's 2018 Form 10-K are presented in Exhibit 99.1 to this Form 8-K.

The exhibits to this Current Report on Form 8-K supersede the following items in the 2018 Form 10-K solely to reflect, retrospectively, the changes resulting from the reclassification of the historical operations of Manitoba Harvest and Clean Earth as discontinued operations for all periods presented:

•	Item 1	Business
•	Item 1A	Risk Factors
•	Item 2	Properties
•	Item 3	Legal Proceedings
•	Item 6	Selected Financial Data
•	Item 7	Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")
•	Item 8	Financial Statements and Supplementary Data
•	Item 15	Exhibits and Financial Statement Schedules

This Form 8-K does not reflect events or developments occurring subsequent to the filing of the 2018 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the Manitoba Harvest and Clean Earth operating segments as described above. All such other non-updated information in the 2018 Form 10-K, including exhibits, continues to speak only as of the original filing date of the 2018 Form 10-K. Without limitation to the foregoing, this Form 8-K does not purport to update the MD&A for any information, uncertainties, risks, events or trends occurring or that became known to management subsequent to the filing of the 2018 Form 10-K. For a description of events and developments occurring since the filing of the 2018 Form 10-K, please refer to the Form 10-Q for the quarter ended March 31, 2019, the Form 10-Q for the quarter ended June 30, 2019 and the Form 10-Q for the quarter ended September 30, 201, as well as Form 8-Ks and other filings of the Company made with the Securities and Exchange Commission since the filing of the 2018 Form 10-K. The information in this current report on Form 8-K should be read in conjunction with the 2018 Form 10-K and such subsequent filings.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

23.1*	Consent of Grant Thornton LLP

99.1*	Update to CODI's 2018 Form 10-K (revised solely to present operations described in the Current Report on Form 8-K as discontinued operations)

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linked Database
101.DEF*	XBRL Taxonomy Extension Definition Linked Database
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed Herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2019	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2019	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer